EXECUTION VERSION
AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of July 30, 2021 (this “Amendment”), is entered into among Discovery Communications, LLC (the “Company”), Discovery, Inc. as the Facility Guarantor (“Discovery”), Scripps Networks Interactive, Inc. as a Guarantor (“Scripps”), the Lenders party hereto constituting the Required Lenders, and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement, dated as of June 9, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Company, the Designated Borrowers from time to time party thereto, Discovery, Scripps, the other Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent.
In consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows:
1.Defined Terms. Capitalized terms which are defined in the Credit Agreement and not otherwise defined herein have the meanings given in the Credit Agreement.
2.Amendment. Section 7.11(b) of the Credit Agreement is hereby amended and restated in its entirety with the following:
“(b)    Consolidated Leverage Ratio. As of the last day of each Measurement Period (commencing with the last day of the first full fiscal quarter following the Effective Date), permit the Consolidated Leverage Ratio, to be greater than (i) from and after the last day of the first full fiscal quarter following the Effective Date to but not including the Measurement Period ending on the last day of the first fiscal quarter following the Closing Date, 4.50:1.00, (ii) from and after the Measurement Period ending on the last day of the first fiscal quarter following the Closing Date to but not including the Measurement Period ending on the last day of the first full fiscal quarter after the first anniversary of the Closing Date, 5.75:1.00, (iii) from and after the Measurement Period ending on the last day of the first full fiscal quarter after the first anniversary of the Closing Date to but not including the Measurement Period ending on the last day of the first full quarter after the second anniversary of the Closing Date, 5.00:1.00, and (iv) thereafter, 4.50:1.00.”
3.Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Administrative Agent (or its counsel) of duly executed counterparts hereof that bear the signatures of the Company, Discovery, Scripps and Lenders representing the Required Lenders.
4.Continuing Effect of the Credit Agreement. This Amendment is limited solely to the matters expressly set forth herein. Subject to the express terms of this Amendment, the Credit Agreement (including the Guaranty) remains in full force and effect, and each Loan Party and the Lenders party hereto acknowledge and agree that all of their obligations hereunder and under the Credit Agreement shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment except to the extent specified herein. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or constitute a waiver of or consent to any departure from any term or provision of the Credit Agreement or to any further or future action on the part of any Loan Parties that would require a waiver or

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consent of the Required Lenders or the Administrative Agent. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect hereto.
5.Miscellaneous. The provisions of Sections 11.04 (Expenses; Indemnity; Damage Waiver) (except clause (c) thereof); 11.07 (Treatment of Certain Information; Confidentiality); 11.10 (Counterparts; Integration; Effectiveness); 11.11 (Survival of Representations and Warranties); 11.14 (Governing Law; Jurisdiction; Etc); 11.15 (Waiver of Jury Trial); 11.16 (No Advisory or Fiduciary Responsibility) and 11.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement shall apply with like effect to this Amendment. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

DISCOVERY COMMUNICATIONS, LLC

By: /s/ Fraser Woodford Name: Fraser Woodford Title: Executive Vice President, Treasury and Corporate Finance

DISCOVERY, INC.

By: /s/ Fraser Woodford Name: Fraser Woodford Title: Executive Vice President, Treasury and Corporate Finance

SCRIPPS NETWORKS INTERACTIVE, INC.

By: /s/ Fraser Woodford Name: Fraser Woodford Title: Executive Vice President, Treasury and Corporate Finance

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement]
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BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Angela Larkin Name: Angela Larkin Title: Vice President
[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement]
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JPMorgan Chase Bank, N.A. as a Lender

By: /s/ John Kowalczuk Name: John Kowlczuk Title: Executive Director

Bank of America, N.A. as a Lender

By: /s/ Laura L. Olson Name: Laura L. Olson Title: Director

BARCLAYS BANK PLC as a Lender

By: /s/ Arvind Admal Name: Arvind Admal Title: Vice President

BNP PARIBAS as a Lender

By: /s/ Nicole Rodriguez Name: Nicole Rodriguez Title: Director

By: /s/ Nicolas Doche Name: Nicolas Doche Title: Vice President

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement
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DEUTSCHE BANK AG NEW YORK BRANCH as a Lender

By: /s/ Ming K. Chu Name: Ming K. Chu Title: Director

By: /s/ Marko Lukin Name: Marko Lukin Title: Vice President

MIZUHO BANK, LTD. as a Lender

By: /s/ John Davies Name: John Davies Title: Authorized Signatory

ROYAL BANK OF CANADA as a Lender

By: /s/ Alfonse Simone Name: Alfonse Simone Title: Authorized Signatory

BANCO SANTANDER, S.A., NEW YORK BRANCH as a Lender

By: /s/ Pablo Urgoiti Name: Pablo Urgoiti Title: Managing Director

By: /s/ Rita Walz-Cuccioli Name: Rita Walz-Cuccioli Title: Executive Director

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COMMERZBANK AG, NEW YORK BRANCH as a Lender

By: /s/ Matthew Ward Name: Matthew Ward Title: Managing Director

By: /s/ Bianca Notari Name: Bianca Notari Title: Vice President

MUFG Bank, Ltd. as a Lender

By: /s/ Marlon Mathews Name: Marlon Mathews Title: Director

THE BANK OF NOVA SCOTIA as a Lender

By: /s/ Michelle C. Phillips Name: Michelle C. Phillips Title: Managing Director

The Toronto-Dominion Bank, New York Branch as a Lender

By: /s/ Brian MacFarlane Name: Brian MacFarlane Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION as a Lender

By: /s/ R. Ruining Nguyen Name: R. Ruining Nguyen Title: Senior Vice President

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Fifth Third Bank, National Association as a Lender

By: /s/ Suzanne Rode Name: Suzanne Rode Title: Managing Director

U.S. Bank National Association as a Lender

By: /s/ Susan Bader Name: Susan Bader Title: Senior Vice President

Goldman Sachs Bank USA as a Lender

By: /s/ Dan Martis Name: Dan Martis Title: Authorized Signatory

CITIBANK, N.A. as a Lender

By: /s/ Michael Vondriska Name: Michael Vondriska Title: Vice President

CREDIT SUISSE AG, New York Branch as a Lender

By: /s/ Doreen Barr Name: Doreen Barr Title: Authorized Signatory

By: /s/ Komal Shah Name: Komal Shah Title: Authorized Signatory

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TRUIST BANK as a Lender

By: /s/ Cynthia W. Burton Name: Cynthia W. Burton Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender

By: /s/ Nicholas Grocholski Name: Nicholas Grocholski Title: Managing Director

Sumitomo Mitsui Banking Corporation as a Lender

By: /s/ Gail Motonaga Name: Gail Motonaga Title: Executive Director

ING Bank N.V., Dublin Branch as a Lender

By: /s/ Sean Hassett Name: Sean Hassett Title: Director

By: /s/ Ciaran Dunne Name: Ciaran Dunne Title: Director

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